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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Bitwise Designs, Inc.:

We consent to the use of our report, included in the June 30, 1996 Annual Report on Form 10-KSB of Bitwise Designs, Inc., incorporated herein by reference.


                                          /s/ KPMG Peat Marwick LLP

Albany, New York
March 24, 1997